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                                     EXHIBIT 10.4


             REPAYMENT AGREEMENT BETWEEN TENSIODYNE SCIENTIFIC CORPORATION
                                         AND
                    THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA


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                             REPAYMENT AGREEMENT BETWEEN
                          TENSIODYNE SCIENTIFIC CORPORATION
                                         AND
                    THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA

This Repayment Agreement is made between Material Technology, Inc. ("MATECH") and the Trustees of the University of Pennsylvania ("PENN") in reference to the Sponsored Research Agreement effective October 15, 1993 ("SRA") between Tensiodyne Scientific Corporation ("SPONSOR") and PENN and is made effective as of the date of the last signature executing this Repayment Agreement.

BACKGROUND

WHEREAS, pursuant to the terms and conditions of the SRA, SPONSOR agreed to sponsor the research of Dr. Campbell Laird of PENN's School of Engineering in fatigue properties of metals by payment of costs incurred in such research in an amount of $200,000 ("OBLIGATION").

WHEREAS, SPONSOR has not made payments as required under the SRA.

WHEREAS, Material Technology, Inc. ("MATECH"), is a successor as of February 1994, to SPONSOR's business, and therefore, is obligated to perform the obligations of SPONSOR under the SRA and this REPAYMENT AGREEMENT thereto.

WHEREAS, neither SPONSOR nor MATECH has made payments on OBLIGATION,

WHEREAS, PENN and MATECH wish to provide for the repayment of the OBLIGATION on the following terms:

NOW, THEREFORE, the parties agree as follows:

1. Unless otherwise defined in the Repayment Agreement, all capitalized terms shall have the same meaning as set forth in the SRA.

2. MATECH hereby represents and warrants that it is the lawful successor to LICENSEE's rights and obligations under the AGREEMENT.

3. MATECH agrees that the amount outstanding and due to PENN under the SRA is $200,000.00.

4.  MATECH shall pay the OBLIGATION in accordance with the following terms:

5. The entire obligation with accrued interest shall be paid to PENN no later than four (4) years from the date of the last signature executing this AGREEMENT.

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6.  In the event that MATECH secures any proceeds in the form of an equity investment, debt, or any other capital with the exception of funds provided by any public sector entity ("FUNDING"), MATECH will immediately remit to PENN 30% of such FUNDING until OBLIGATION is paid in full. However, such remittance to PENN will be subsequent to the first $150,000.00 of such FUNDING raised by SPONSOR after the date of the last signature executing this AGREEMENT. The provisions of this paragraph 6 shall take precedence over the provisions of Amendment 1, paragraph 5 of the SRA.

7.  In the event that MATECH remits payment or other consideration to Mr.
Robert M. Bernstein, currently President of Tensiodyne Scientific Corporation ("BERNSTEIN") in partial or full satisfaction of any debt owed by MATECH to BERNSTEIN (a "BERNSTEIN PAYMENT"), MATECH will remit to PENN, within five (5) working days after such payment is made, an amount equal to such payment (each such payment to PENN an "EQUIVALENT PAYMENT"), until the OBLIGATION is fully repaid to PENN. Notwithstanding the foregoing, any monies which MATECH pays to BERNSTEIN which are used by MATECH in agreement with BERNSTEIN as MATECH Working Capital, shall not be considered a BERNSTEIN PAYMENT. As used herein, the term Working Capital shall mean "working capital" as defined by the Generally Accepted Accounting Principles of the Federal Accounting Standards Board, except that Working Capital shall not include any form of payment to BERNSTEIN and/or Mr. Bernstein's family other than the salary described in Section 6 of this AGREEMENT. In addition to the foregoing, in the event that BERNSTEIN provides additional monies to MATECH in the form of Working Capital within ninety (90) days after the date of the last signature executing this AGREEMENT, MATECH may repay BERNSTEIN up to one hundred thousand dollars ($100,000) of such additional monies without being obligated to remit an EQUIVALENT PAYMENT to PENN.

8. MATECH will not remit to BERNSTEIN an annual salary, or any other consideration in lieu of a salary, exceeding $150,000 per annum until OBLIGATION is paid in full.

9. Effective June 30, 1997, MATECH will owe to PENN, on an accrued basis, interest amounting to 1.5% per month of the outstanding balance of the OBLIGATION.

10. PENN will have the right to review or audit all the books and records of MATECH. If in the course of such a review or audit, PENN determines in good faith that it SPONSOR has not met any of the duties defined in paragraphs 3, 4, 5, and 6 above, PENN will, by written notice, notify MATECH that PENN has determined that it determines that MATECH has not met a duty (duties). If MATECH determines in good faith that MATECH has met all of the duties defined in paragraphs 3, 4, 5, and 6 above then MATECH and PENN shall choose a mutually agreeable independent auditor to review or audit all the books and records of MATECH at MATECH's expense. If such an auditor determines that MATECH has not met any of the duties defined in

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paragraphs 3, 4, 5, and 6, the entire unpaid OBLIGATION together with the accrued interest shall become immediately due and payable. Such payment will not forgive MATECH of any of the duties as defined in paragraphs 3, 4, 5, and 6 above. If such an auditor determines that MATECH has met all of the duties defined in paragraphs 3, 4, 5, and 6, PENN will reimburse MATECH for all costs associated with such review or audit.

11. Notwithstanding anything to the contrary contained in this REPAYMENT AGREEMENT, MATECH shall pay any balance remaining on the OBLIGATION no later than four (4) years from last signature executing this AGREEMENT.

IN WITNESS THEREOF, the parties have executed this Repayment Agreement through their duly authorized representatives as set forth below, and this Repayment Agreement shall be attached to, and shall become a part of, the SRA between the parties.

THE TRUSTEES OF THE
UNIVERSITY of PENNSYLVANIA                       MATERIAL TECHNOLOGY INC.

By:                                              By:
   ----------------------------                     ---------------------------
Name:                                           Name:
     --------------------------                      --------------------------
Title:                                          Title:
      -------------------------                      --------------------------
Date:                                           Date:
    ---------------------------                      --------------------------

ACKNOWLEDGEMENT
I have read and agree to abide by the terms of the Agreement and this Amendment (Amendment 1).

By:
   ----------------------------
Name:
     --------------------------
Title:
      -------------------------
Date:
      -------------------------